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                     AMENDMENT TO AGREEMENT OF SALE (O&O)
                     ------------------------------

          This Amendment (this "Amendment"), to that certain Agreement of Sale, by and between the parties hereto, dated as of February __, 2000 (the "Agreement"), is made as of this ___ day of December 2000, by and between the Beasley FM Acquisition Corp., a Delaware corporation (the "Seller"), and Beasley Family Towers, Inc., a Delaware corporation (the "Buyer").

                                  WITNESSETH:

          WHEREAS, Seller and Buyer entered into the Agreement whereby Buyer purchased from Seller communications tower facilities used in the operation of radio broadcast stations WMGV-FM, WUKS-FM and WAZZ-AM (each a "Tower" and collectively the "Towers") and certain personal property belonging to Seller and associated with the Towers;

          WHEREAS, Seller and Buyer desire to amend the Agreement in certain respects to clarify the nature of the assets sold pursuant to the Agreement;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller, intending to be legally bound hereby, agree as follows:

          1.  The Purchase Price is hereby amended and restated as follows:

          Nine Hundred and Nine Thousand One Hundred and Seven Dollars ($909,107.00)

          2. The Payments Prior To Maturity Date under the Purchase Note are hereby amended and restated as follows:

          Six Thousand Nine Hundred and Twenty Three Dollars and Thirty Seven Cents ($6,923.37)

          3. The Monthly Rent Payment and the Rent Per Lease Year under the Lease are hereby amended and restated as follows:

          Monthly Rent Payment          $ 6,923.37
          Rent Per Lease Year           $83,080.44

          4. The first sentence under the section entitled "WMGV-FM" in Exhibit A of the Lease is hereby amended and restated as follows:

          That certain one thousand twenty-four (1024) foot communications tower situated on that certain tract of land more particularly described as follows:

          5. The second sentence under the section entitled "WUKS-FM" in Exhibit A of the Lease is hereby amended and restated as follows:

          Lying and being in Red Springs Township, Robeson County, North Carolina, about 1.2 miles north of the Town of Red Springs, about 0.35 miles southwest of the intersection of Secondary Road No. 1700 with Secondary Road No. 1806, 1546.6 feet northeast of the centerline intersection of Secondary Road No. 1806 with N.C. Highway No. 211, and on the northwest side of and adjoining soil Secondary Road No. 1806. Bounded on the southeast by Secondary Road No. 1806, on the southwest by Building Red Springs, Inc., and on the northwest and northeast by other lands of Frederick R. Keith, Jr. and Thomas J. Rogers, and being more particularly described as follows:

          BEGINNING at an iron rod in the northwestern right-of-way (30 feet from center) of soil Secondary Road No. 1806, said iron being the southwest corner of the tract of which this is a part, and runs thence as the northwestern right-of-way of said Secondary Road No. 1806, North 72 degrees 25 minutes East
413.50 feet to an iron rod; thence as a new line, North 17 degrees 28 minutes West 364.63 feet to an iron rod; thence as another new line, South 72 degrees 25 minutes West 413.50 feet to an iron rod in the southwestern line of the tract of which this is a part; thence as the original southwestern line, South 17 degree 28 minutes East 364.63 feet to the BEGINNING, containing 3.46 acres as shown on a map entitled "PROPERTY OF RADIO
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STATION WYRU," prepared by George T. Paris, RLS, dated May 11, 1977, and being a portion of a 10.5 acre tract of land conveyed from K and R Broadcasting Corporation to Frederick R. Keith, Jr. and Thomas J. Rogers by deed dated August 28, 1969, and recorded in Deed Book 17-K, page 186, Robeson County Registry.

          6. The last sentence under the section entitled "WAZZ-AM" in Exhibit A of the Lease is hereby amended and restated as follows:

          The real property conveyed hereunder shall be exclusive of the building which is located on the WAZZ-AM Tower Site and used as a studio for radio broadcast stations WAZZ-AM and WFLB-FM, but shall be inclusive of the transmitter building situated near the base of the WAZZ-AM Tower on the WAZZ-AM Tower Site.

          7. Except as expressly provided herein, the Agreement shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement.

          8. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          9. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NORTH CAROLINA.

                           [Signature page follows]

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          IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                              SELLER:

                              BEASLEY FM ACQUISITION CORP.

                              By:  ____________________________________
                                   Name:  George G. Beasley
                                   Title: Chief Executive Officer

                              BUYER:

                              BEASLEY FAMILY TOWERS, INC.

                              BY:  ____________________________________
                                   Name:  B. Caroline Beasley
                                   Title: Secretary

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